                                                                    EXHIBIT 24.0


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Donald S. Mitchell and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended August 26, 2000 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.

         IN WITNESS WHEREOF, I have hereunto set my hand this 8 day of October, 2000.



                                            /s/ JA Bernards
                                         ---------------------------------------
                                         James A. Bernards



                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Donald S. Mitchell and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended August 26, 2000 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.

         IN WITNESS WHEREOF, I have hereunto set my hand this 16 day of October, 2000.



                                            /s/ J A Elftmann
                                         ---------------------------------------
                                         Joel A. Elftmann

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Donald S. Mitchell and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended August 26, 2000 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.

         IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of October, 2000.



                                            /s/ Thomas D. George
                                         ---------------------------------------
                                          Thomas D. George

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Donald S. Mitchell and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended August 26, 2000 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.

         IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of October, 2000.



                                            /s/ Terrance W. Glarner
                                         ---------------------------------------
                                          Terrence W. Glarner

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Donald S. Mitchell and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended August 26, 2000 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.

         IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of October, 2000.



                                            /s/ D Mitchell
                                         ---------------------------------------
                                         Don S. Mitchell


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Donald S. Mitchell and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended August 26, 2000 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.

         IN WITNESS WHEREOF, I have hereunto set my hand this 2 day of October, 2000.



                                            /s/ C Wofford
                                         ---------------------------------------
                                         Charles R. Wofford